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                                                                   EXHIBIT 10.65
                                                                         AMD1217

                      THIRD AMENDMENT TO LETTER AGREEMENT
                      -----------------------------------


     Third Amendment, dated December 22, 1997, to Letter Agreement dated as of December 1, 1996 between MEDALLION FINANCIAL CORP. and FLEET BANK, NATIONAL ASSOCIATION.

     WHEREAS, the Borrower and the Bank are parties to a Letter Agreement dated as of December 1, 1996, as amended by the Letter Agreement, dated as of February 10, 1997, between the Borrower and the Bank, as further amended by the Letter Agreement, dated as of April 7, 1997, between the Borrower and the Bank (as so amended, the "Agreement"); and

     WHEREAS, the Borrower has requested that the Bank amend, and the Bank has agreed to amend, certain provisions of the Agreement.

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     1. The Agreement is hereby amended to provide that, subject to the Borrowing Base requirements set forth in Section 1 of the Agreement, for a period of four (4) months, commencing December 22, 1997, the maximum aggregate principal amount of Loans available to Borrower under the Line shall be increased from $7,500,000 to $25,000,000; provided, however, that on April 22, 1998 and at all times thereafter, the maximum aggregate principal amount of Loans available to Borrower under the Line shall be reduced again to $7,500,000. Accordingly, for the four month period set forth above, but for that period only, the amount "$7,500,00" contained in the opening paragraph of the Agreement and in Section 1 thereof is replaced with the amount "$25,000,000."

     2. To the extent that on April 22, 1998 the aggregate amount of outstanding Loans exceeds $7,500,000, the Borrower shall immediately pay to the Bank the amount of such excess, which payment shall be applied against the outstanding principal balance of the Note evidencing the Loans.

     3.   The Borrower hereby represents and warrants to the Bank that:

          (a) Each and every of the representations and warranties set forth in the Agreement and the Note (as defined in the Agreement) is true as of the date hereof and with the same effect as though made on the date hereof, and is hereby incorporated herein in full by reference as if fully restated herein in its entirety.
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          (b)  No default or Event of Default (as defined under the Note) and no event or condition which, with the giving of notice or lapse of time or both, would constitute such a default or Event of Default, now exists or would exist.

     4. All capitalized terms used herein, unless otherwise defined herein, have the same meanings provided therefor in the Agreement.

     5. The amendments set forth herein are limited precisely as written and shall not be deemed to (a) be a consent to or a waiver of any other term or condition of the Agreement or any of the documents referred to therein or (b) prejudice any right or rights which the Bank may now have or may have in the future under or in connection with the Agreement or any documents referred to therein. Whenever the Agreement is referred to in the Agreement or any of the instruments, agreements or other documents or papers executed and delivered in connection therewith, it shall be deemed to mean the Agreement as further modified by this Amendment Number 3.

     6. The Borrower shall execute and deliver concurrently herewith Endorsement No. 3 to teh Revolving Credit Note. Such Endorsement Number 3 shall be in the form of Exhibit A annexed hereto and be deemed, together with the Note to which it shall be attached, as such Note has been previously amended, collectively the Note for all purposes of the Agreement and documents relating thereto for the periods referenced therein.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment Number 3 to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

                         MEDALLION FINANCIAL CORPORATION


                         By: /s/ Daniel F. Baker
                             ---------------------------
                         Name: Daniel F. Baker
                         Title: Treasurer and Chief
                                 Financial Officer


                         FLEET BANK, NATIONAL ASSOCIATION


                         By: /s/ Andrea Lee
                             ---------------------------
                         Name: Andrea Lee
                         Title: Vice President

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